EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the best of their knowledge the undersigned hereby certify that the Annual Report on Form 10-K of RPC, Inc. for the period ended December 31, 2015, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Sec. 78m) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of RPC, Inc.

Date: February 29, 2016

/s/ Richard A. Hubbell
Richard A. Hubbell
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 29, 2016

/s/ Ben M. Palmer
Ben M. Palmer
Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)